SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Aastrom Biosciences, Inc.

(Name of Registrant as Specified in Its Charter)

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October 14, 2003

Dear Shareholder:

      This year’s annual meeting of shareholders will be held on November 12, 2003 at 8:30 a.m. local time, at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105. You are cordially invited to attend.

      The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

      It is important that you use this opportunity to take part in the affairs of Aastrom Biosciences by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

      A copy of Aastrom’s 2003 Annual Report is also enclosed for your information. At the annual meeting we will review Aastrom’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

R. DOUGLAS ARMSTRONG, PH.D.
Chairman, Board of Directors
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE AASTROM 2001 STOCK OPTION PLAN
PROPOSAL 3 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
COMPARISON OF SHAREHOLDER RETURN
SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

AASTROM BIOSCIENCES, INC.

24 Frank Lloyd Wright Drive
Ann Arbor, MI 48105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 12, 2003

Dear Shareholder:

      You are invited to attend the Annual Meeting of the Shareholders of Aastrom Biosciences, Inc. which will be held on November 12, 2003, at 8:30 a.m. at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105 for the following purposes:

1. To elect two Class III directors, each to hold office for a three-year term and until their respective successors are duly elected and qualified. The following persons have been nominated for election at the meeting: R. Douglas Armstrong and Joseph A. Taylor.

2. To consider an increase in the maximum aggregate number of shares that may be issued under our 2001 Stock Option Plan by 2,000,000 shares.

3. To consider a proposal to amend the Articles of Incorporation to increase the number of shares of authorized common stock to an amount up to 250,000,000 shares.

4. To ratify the appointment of PricewaterhouseCoopers LLP as Aastrom’s independent public accountants for the fiscal year ending June 30, 2004.

5. To transact such other business as may properly come before the meeting.

      Shareholders of record at the close of business on September 26, 2003 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the shareholders of record on September 26, 2003 will be available for examination by any shareholder, for any purpose relating to the meeting, during ordinary business hours at Aastrom.

By order of the Board of Directors,

R. DOUGLAS ARMSTRONG, PH.D.
Chairman, Board of Directors
President and Chief Executive Officer

Ann Arbor, Michigan

October 14, 2003

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postpaid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

AASTROM BIOSCIENCES, INC.

24 Frank Lloyd Wright Drive
Ann Arbor, Michigan 48105

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

       The accompanying proxy is solicited by the Board of Directors of Aastrom Biosciences, Inc., a Michigan corporation, for use at the Annual Meeting of Shareholders to be held November 12, 2003, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is October 14, 2003, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders. Unless the context requires otherwise, references to “we,” “us,” “our,” and Aastrom refer to Aastrom Biosciences, Inc.

GENERAL INFORMATION

SOLICITATION AND VOTING

      Annual Report. An annual report for the fiscal year ended June 30, 2003, is enclosed with this Proxy Statement.

      Voting Securities. Only shareholders of record as of the close of business on September 26, 2003 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 71,244,315 shares of common stock, no par value, of Aastrom, issued and outstanding. Shareholders may vote in person or in proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Aastrom’s bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans where the aggregate share reserve increase exceeds five percent of the issuer’s outstanding stock.

      Solicitation of Proxies. The cost of soliciting proxies will be borne by Aastrom. Aastrom will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Aastrom registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. Aastrom may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

      Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of the other proposals specified in the Notice of the meeting, and in the discretion of the proxy holders on any other matter that comes before the meeting. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of Aastrom of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

      Aastrom has a classified Board of Directors currently consisting of one Class I director (Susan Wyant), two Class II directors (Mary L. Campbell and Arthur F. Staubitz), and two Class III directors (R. Douglas Armstrong and Joseph A. Taylor), who will serve until the Annual Meetings of Shareholders to be held in 2004, 2005 and 2003, respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting. Currently there is a vacancy in the Class I directors. This is due to the resignation of Dr. Fabrizio Bonanni.

      The nominees for election at the 2003 Annual Meeting of Shareholders to fill the Class III positions on the Board of Directors are R. Douglas Armstrong and Joseph A. Taylor. If elected, the nominees will serve as directors until Aastrom’s Annual Meeting of Shareholders in 2006, and until their successors are duly elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the proxy holders may designate.

      If a quorum is present, the two nominees for the positions as Class III directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote, except that abstentions will be counted as shares present for purposes of determining the presence of a quorum. The Board of Directors unanimously recommends a vote “FOR” the nominees named above.

      The table below sets forth for Aastrom’s directors, including the Class III nominees to be elected at this meeting, certain information, as of August 31, 2003 with respect to age and background.

			Director
Name	Position With Aastrom	Age	Since

Class III directors to be elected at the 2003 Annual Meeting of Shareholders:
R. Douglas Armstrong	President and Chief Executive Officer, Chairman of the Board	50	1991
Joseph A. Taylor	Director	59	1998
Class I directors whose terms expire at the 2004 Annual Meeting of Shareholders:
Susan Wyant	Director	51	2002
Class II directors whose terms expire at the 2005 Annual Meeting of Shareholders:
Mary L. Campbell	Director	58	1998
Arthur F. Staubitz	Director	64	1999

Nominees for election at the 2003 Annual Meeting of Shareholders

      R. Douglas Armstrong, Ph.D. joined Aastrom in June 1991, as a director and as its President and Chief Executive Officer. In 1999, Dr. Armstrong was elected as Chairman of Aastrom’s Board of Directors. From 1987 to 1991, Dr. Armstrong served at the La Jolla Cancer Research Foundation (LJCRF), now named the Burnham Institute, in different capacities, including Executive Vice President and Trustee of the scientific research institute located in San Diego, California. Dr. Armstrong has also held various faculty and staff positions at the Yale University School of Medicine, University of California, San Francisco, LJCRF and the University of Michigan. Dr. Armstrong received a Bachelor of Arts degree in Chemistry from the University of Richmond in Richmond, Virginia and completed his Doctorate in Pharmacology and Toxicology from the Medical College of Virginia.

      Joseph A. Taylor, a director since November 1998, currently serves as Managing Director, at Linden Private Equity. Prior to this Mr. Taylor served as Managing Director, Private Equity Finance at W.R. Hambrecht & Co., LLC from July 2000 to April 2002. Before joining W.R. Hambrecht, he was the Director, Private Equity Investments at Munder Capital Management for two years. Mr. Taylor spent 15 years as a

Senior Investment Analyst for the State Treasurer, State of Michigan Retirement System. He currently serves as a member of the Regional Advisory Committee of Blue Care Network and previously served as a Director of Spectrum Castings, Inc., and as Chairman of the Finance Committee of the Board of Directors of Blue Care Network-East. Mr. Taylor holds a Bachelor of Science degree in Finance from Chicago State University and a Masters of Business Administration from Illinois Governors State University.

Directors Continuing In Office

      Susan L. Wyant, Pharm. D., a director since June 2002 and a member of Aastrom’s Technology Review Board since May 2002, is the founder and President of The Dominion Group, a full service marketing research and consulting firm assisting major pharmaceutical as well as start-up biotechnology companies in making informed business decisions. Prior to founding The Dominion Group in 1993, Dr. Wyant held various marketing and management positions related to the pharmaceutical industry. In addition to her extensive work in pharmaceutical consulting and marketing, Dr. Wyant has been a Clinical Associate Professor at Medical College of Virginia School of Pharmacy and Shenandoah University School of Pharmacy. Dr. Wyant received a Bachelor of Science degree and a Doctor of Pharmacy degree from the Medical College of Virginia/ VCU School of Pharmacy.

      Mary Lincoln Campbell, a director since January 1998, is a co-founder and principal of EDF Ventures, a venture capital fund managing approximately $120 million. Ms. Campbell concentrates on investing in healthcare opportunities, as well as leading the firm’s fundraising activities and has been affiliated with the firm since 1987. Ms. Campbell also serves on the Board of Directors of private companies in the software and healthcare industries. In addition, Ms. Campbell is on the boards of several not-for-profit organizations and is currently a member of the Steering Committee for the State of Michigan’s Life Science Corridor, a statewide initiative to create collaborative clusters of research institutions and private companies engaged in life sciences research and commercialization. Ms. Campbell received a Bachelor of Arts in English from the University of Michigan, Masters of Business Administration from the University of Michigan and Master of Special Education from Fairfield University.

      Arthur F. Staubitz, a director since March 1999, most recently served as Senior Vice President, Portfolio Strategy at Baxter International. He has also served as Senior Vice President and General Counsel at both Baxter and Amgen, Inc. During his career at Baxter, Mr. Staubitz served in a broad range of other executive positions including Vice President, Business Development, Strategic Planning and Law, Baxter Diagnostics; and Vice President and General Manager, Ventures Group, Baxter World Trade Corporation. Prior to this Mr. Staubitz held several positions at Sperry Univac and served as an Associate at the law firm of Sidley & Austin. Mr. Staubitz received his A.B. (with Distinction and Honors) from Wesleyan University and his Juris Doctor (cum laude) from the University of Pennsylvania Law School. Mr. Staubitz also serves on the Boards of Directors of the Arizona Cancer Center and UA Presents and is a Trustee of Carthage College.

Board Meetings and Committees

      During the fiscal year ended June 30, 2003, the Board of Directors held four meetings. Each director serving on the Board of Directors in fiscal year 2003 attended at least 75% of such meetings of the Board of Directors and the Committees on which he or she served.

      The Audit Committee’s function is to review with Aastrom’s independent accountants and management the annual financial statements and independent accountants’ opinion, review the scope and results of the examination of Aastrom’s financial statements by the independent accountants, review all professional services performed and related fees by the independent accountants, recommend the retention of the independent accountants to the Board of Directors and periodically review Aastrom’s accounting policies and internal accounting and financial controls. The Audit Committee consists of independent directors. The members of the Audit Committee for the fiscal year 2003 were Mary L. Campbell, Arthur F. Staubitz and Joseph A. Taylor. During the fiscal year ended June 30, 2003, the Audit Committee held seven meetings. See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.”

      The Compensation Committee’s function is to review and approve salary and bonus levels and stock option grants. During the fiscal year ended June 30, 2003, the Compensation Committee was composed of two independent directors and they were Mary L. Campbell and Joseph A. Taylor. During the fiscal year ended June 30, 2003, there were four meetings of the Compensation Committee. For additional information concerning the Compensation Committee, see “REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION” and “EXECUTIVE COMPENSATION AND OTHER MATTERS.”

      The Corporate Governance and Nominating Committee’s function is to assist Aastrom’s Board of Directors in fulfilling its responsibilities by reviewing and reporting to the Board of Directors upon (i) corporate governance compliance mechanisms, (ii) potential conflicts of interest, (iii) corporate governance roles amongst management and directors, and (iv) Board of Directors process enhancement. This committee also considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates. Consistent with this function, the Corporate Governance and Nominating Committee encourages continuous improvement of, and fosters adherence to, the Company’s corporate governance policies, procedures and practices at all levels. The Corporate Governance and Nominating Committee has not established procedures for considering nominees submitted by shareholders. The Corporate Governance and Nominating Committee consists of independent directors and its members are Arthur F. Staubitz, Joseph A. Taylor and Susan L. Wyant. During the fiscal year ended June 30, 2003, the Corporate Governance Committee held three meetings. See “REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS.”

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE

AASTROM 2001 STOCK OPTION PLAN

      At the annual meeting, the shareholders will be asked to approve an amendment to the Aastrom 2001 Stock Option Plan (the “2001 Option Plan”) to increase by 2,000,000 the maximum number of shares of common stock that may be issued under that plan. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, Aastrom must continue to offer a competitive equity incentive program. As of August 31, 2003, only 790,100 shares remained available for the future grant of stock options under the Option Plan, a number that the Board believes to be insufficient to meet Aastrom’s anticipated needs. Therefore, the Board of Directors has unanimously adopted, subject to shareholder approval, an amendment to increase the maximum number of shares of common stock issuable under the 2001 Option Plan by 2,000,000 shares to ensure that Aastrom will continue to have available a reasonable number of shares for its stock option program.

Summary of the 2001 Option Plan

      The following summary of the 2001 Plan is qualified in its entirety by the specific language of the 2001 Plan, a copy of which is available to any shareholder upon request.

      General. The purpose of the 2001 Plan is to advance the interests of the Company and its shareholders by providing an incentive program that will enable the Company to attract, retain and reward persons performing services for the Company and by motivating them to contribute to the growth and profitability of the Company. These incentives are provided through the discretionary grant of incentive stock options within the meaning of Section 422 of the Code and nonstatutory stock options. In addition, the 2001 Plan also provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company (“Nonemployee Director Options”).

      Authorized Shares. Currently, a maximum of 2,100,000 of the authorized but unissued or reacquired shares of common stock of Aastrom may be issued under the 2001 Option Plan. Of this amount, as of August 31, 2003, a total of zero shares had been issued upon the exercise of previously granted options and options to purchase 1,309,900 shares remained outstanding. The Board of Directors has amended the 2001 Option Plan, subject to stockholder approval, to increase the maximum number of shares that may be issued under the 2001 Option Plan to 4,100,000. If any outstanding option expires, terminates or is canceled, or if shares acquired pursuant to an option are repurchased by Aastrom at their original exercise price, the expired or repurchased shares are returned to the 2001 Option Plan and again become available for grant. However, after taking into account this increase in the number of shares available for issuance under the 2001 Option Plan, no more than 4,100,000 shares, including shares that have been issued previously, will be available under the 2001 Option Plan for issuance upon the exercise of incentive stock options, as defined in Section 422 of the Internal Revenue Code, regardless of whether any of such shares are subsequently repurchased.

      The 2001 Option Plan is also designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options granted under the 2001 Option Plan. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with options granted under the 2001 Option Plan to qualify as performance-based, the 2001 Option Plan limits the size of options that can be granted under the plan. Under this limitation (the “Grant Limit”), no employee may be granted options for more than 500,000 shares in any fiscal year.

      Appropriate adjustments will be made to the maximum number of shares issuable under the 2001 Option Plan, the foregoing limit on incentive stock option shares, the Grant Limit and the number of shares and their exercise price under outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

      Administration. The 2001 Plan will be administered by the Board of Directors or a duly appointed committee of the Board, which, in the case of options intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, must be comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this discussion, the term “Board” refers to either the Board of Directors or such committee.) With respect to the participation of individuals whose transactions in the Company’s equity securities are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Option Plan must be administered in compliance with the requirements of Rule 16b-3 under the Exchange Act, if any. Subject to the provisions of the 2001 Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to the Company upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board may amend, modify, extend, cancel or renew any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option. The 2001 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2001 Plan. The Board will interpret the 2001 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 2001 Plan or any option.

      Eligibility. Options may be granted under the 2001 Plan to employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company. In addition, options may be granted to prospective service providers in connection with written offers of employment or other service relationship, provided that no shares may be purchased prior to such person’s commencement of service. As of August 31, 2001, the Company had approximately 40 employees, including 6 executive officers and 6 directors who would be eligible under the Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options. In addition, only nonemployee directors of the Company are eligible to receive Nonemployee Director Options.

      To enable the Company to deduct in full for federal income tax purposes the compensation recognized by certain executive officers in connection with options granted under the 2001 Plan, the plan is designed to qualify such compensation as “performance-based compensation” under Section 162(m) of the Code. To comply with Section 162(m), the 2001 Plan limits the number of shares for which options may be granted to any employee. Under this limitation (the “Grant Limit”), no employee or prospective employee may be granted options for more than 500,000 shares in any fiscal year of the Company. The Grant Limit is subject to appropriate adjustment in the event of certain changes in the Company’s capital structure, as previously described.

      Terms and Conditions of Stock Options. Each option granted under the 2001 Plan will be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2001 Plan. Incentive stock options must have an exercise price at least equal to the fair market value of a share of the common stock on the date of grant, while nonstatutory stock options must have an exercise price equal to at least 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. As of September 24, 2003, the closing price of the Company’s common stock, as reported on the Nasdaq SmallCap Market, was $1.68 per share.

      The 2001 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option; to the extent legally permitted, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Board; or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

      Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. The maximum term of an option granted under the 2001 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Shareholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee’s termination of service. However, if such termination results from the optionee’s death or disability, the option generally will remain exercisable for twelve months. Additionally, if the optionee is terminated for cause (as defined in the 2001 Plan), the option will terminate and cease to be exercisable on the date of such termination for cause. In any event, the option must be exercised no later than its expiration date.

      Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Nonstatutory stock options granted under the 2001 Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

      Terms and Conditions of Nonemployee Director Options. The 2001 Plan provides for the automatic grant of options to nonemployee directors of the Company. The 2001 Plan provides that each nonemployee director first elected or appointed to the Board after the Effective Date will be granted automatically, on the date of such initial election or appointment, an option to purchase 10,000 shares of common stock. A Nonemployee Director Option granted on the date of initial appointment or election as a nonemployee director is referred to herein as an “Initial Option”. The 2001 Plan also provides for the automatic annual grant, on the day following each annual meeting of the shareholders of the Company, of an additional option to purchase 10,000 shares of common stock (an “Annual Option”) to each nonemployee director who continues to serve in such capacity. However, a nonemployee director who received an Initial Option on, or within six months prior to, the date of such annual meeting will not receive an Annual Option on such date. The exercise price per share of each Nonemployee Director Option will be equal to the fair market value of a share of the Company’s common stock on the date of grant and each Nonemployee Director Option will have a term of 10 years.

      Nonemployee Director Options are exercisable only to the extent that the shares subject to the option are vested. In general, Nonemployee Director Options will vest in twelve substantially equal monthly installments following the date of grant. Vesting of shares subject to a Nonemployee Director Option is subject to the optionee’s continued service through the relevant date.

      Change in Control. The 2001 Plan defines a “Change in Control” of the Company as any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting securities of the Company or the corporation or corporations to which the assets of the Company were transferred: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent thereof may either assume the Company’s rights and obligations under outstanding stock options or substitute substantially equivalent options for such corporation’s stock. If the acquiring corporation does not assume or substitute for the options, and provided that the optionee’s service has not terminated prior to the Change in Control, any unexercised options shall be immediately exercisable and vested in full as of ten days prior to the Change in Control. Notwithstanding the foregoing, any unexercisable or unvested portion of a Nonemployee Director Option will become exercisable and vested in full as of the date ten days prior to a Change in Control which occurs prior to the termination of the optionee’s service regardless of whether the option is assumed or substituted for by the acquirer.

      Termination or Amendment. The 2001 Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the 2001 Plan have been issued and all restrictions on such shares under the terms of the 2001 Plan and the agreements evidencing the options have lapsed, provided that all options must be granted within ten years following the date on which the Board adopted the 2001 Plan. The Board may terminate or amend the 2001 Plan at any time. However, without shareholder approval, the Board may not amend the 2001 Plan to increase the total number of shares of common stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or affect any other change that would require shareholder approval under any applicable law, regulation or rule. No termination or amendment may affect an outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option’s status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

      The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the 2001 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the date of exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

      The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

      Future grants under the 2001 Plan will be made at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the 2001 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates and the exercise decisions made by the optionees. Consequently, it is not possible to determine the benefits that might be received by optionees receiving discretionary grants under the 2001 Plan. However, the 2001 Plan currently provides for the initial automatic grant of an option to purchase 10,000 shares of Aastrom’s common stock to each outside director of Aastrom upon initial appointment or election to the Board of Directors, and subsequent grants to each outside director of an option to purchase 10,000 shares of common stock on the date of each Annual Meeting of Shareholders, provided the outside director continues to serve in that capacity and has so served for at least six months.

Options Granted to Certain Persons

      The aggregate numbers of shares of common stock subject to options granted to certain persons under the 2001 Option Plan since its inception are as follows: (i) R. Douglas Armstrong, President, Chief Executive Officer and Chairman of the Board, 700,000 shares; (ii) Alan M. Wright, Chief Financial Officer, 120,000 shares; (iii) Brian S. Hampson, Vice President Product Development, 25,000 shares; (iv) Robert J. Bard, Vice President Regulatory Affairs and Quality Systems, 100,000 shares; (v) Steven N. Wolff, Vice President Medical Research, 50,000 shares; (vi) all current executive officers as a group, an aggregate of 995,000 shares; (vii) all current directors who are not executive officers as a group, an aggregate of 55,000 shares; and (viii) all employees, including current officers who are not executive officers, as a group, an aggregate of 259,900 shares.

Vote Required and Board of Directors’ Recommendation

      The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting of shareholders at which a quorum representing a majority of all outstanding shares of common stock of Aastrom is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board believes that the amendment to the 2001 Stock Option Plan is in the best interests of Aastrom and its shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote “FOR” approval of this proposal to adopt amendment to the Aastrom 2001 Stock Option Plan.

PROPOSAL 3

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

      The Company is proposing to amend its Articles of Incorporation in one or more amendments to increase the number of shares of authorized common stock from 150,000,000 shares up to a maximum of 250,000,000 shares. If authorized by this proposal, the Board of Directors in its sole discretion at any time and from time to time may file one or more amendments to the Articles of Incorporation to increase the number of authorized shares of common stock authorized thereunder up to a maximum of 100,000,000 additional shares. The authority granted to the Board of Directors by this proposal, if approved, to file amendments to the Articles of Incorporation shall expire on December 31, 2006.

      On the record date, 71,244,315 shares of common stock were outstanding, and 9,810,473 additional shares were reserved for issuance upon exercise of outstanding stock options and warrants, this number includes the additional 2,000,000 shares to be reserved for issuance under the 2001 Plan, if approved.

Purpose and Effect of the Amendment

      The principal purpose of the proposed amendment to the Articles of Incorporation is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

      The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

      The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

      The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

      The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the Articles. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

Vote Required and Board of Director’s Recommendation

      The affirmative vote of two-thirds of the outstanding shares of common stock is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

      The Board of Directors believes that the proposed amendment of the Articles of Incorporation is in the best interest of the shareholders and the Company for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote “FOR” approval of this proposal to allow for an amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock up to 250,000,000 shares.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of Aastrom has selected PricewaterhouseCoopers LLP as independent public accountants to audit the consolidated financial statements of Aastrom for the fiscal year ending June 30, 2004. PricewaterhouseCoopers LLP has acted in such capacity since its appointment in fiscal year 1997. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

      The following table sets forth the aggregate fees billed to Aastrom for the fiscal year ended June 30, 2003 and 2002 by PricewaterhouseCoopers LLP.

	June 30,	June 30,
	2003	2002

Audit Fees(1)	$115,631	$86,650
Audit Related Fees(2)	$79,251	$0
Tax Fees(3)	$8,725	$8,500
All Other Fees	$0	$0

(1)	The Audit Fees for the years ended June 30, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, issuance of consents and assistance with review of documents filed with the SEC and statutory audits.

(2)	The Audit Related Fees as of the years ended June 30, 2003 and 2002, respectively, were for assurance and related services related to accounting consultations, internal control reviews, and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees as of the years ended June 30, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund.

      The Audit Committee approves in advance the engagement and fees of the independent public accountants for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The Audit Committee may form and delegate to subcommittees of one or more members the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts. All services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee for fiscal year 2003.

      The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing tax services and other non-audit services to Aastrom and has concluded that such services are compatible with PricewaterhouseCoopers LLP’s independence as Aastrom’s accountants. PricewaterhouseCoopers LLP does not provide business consulting services to Aastrom.

Vote Required and Board of Directors’ Recommendation

      The affirmative vote of a majority of the votes cast on the ratification of this appointment, at the annual meeting of shareholders at which a quorum representing a majority of all outstanding shares of common stock of Aastrom is present, either in person or by proxy, is required for ratification of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Aastrom’s Independent Public Accountants for the Fiscal Year Ending June 30, 2004.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of August 31, 2003, with respect to the beneficial ownership of Aastrom’s common stock by (i) all persons known by Aastrom to be the beneficial owners of more than 5% of the outstanding common stock of Aastrom; (ii) each director and director-nominee of Aastrom, (iii) each executive officer of Aastrom named in the Summary Compensation Table, and (iv) all executive officers and directors of Aastrom as a group.

	Shares Owned(1)

	Number of	Percentage of
Name and Address of Beneficial Owner(2)	Shares	Class(3)

R. Douglas Armstrong, Ph.D.(4)	1,917,673	2.6%
Brian S. Hampson(5)	192,231	*
Steven N. Wolff, M.D.(6)	70,313	*
Alan M. Wright(7)	96,900	*
Robert J. Bard, J.D., R.A.C. (8)	—	*
Mary L. Campbell(9)	44,594	*
Arthur F. Staubitz(10)	51,354	*
Joseph A. Taylor(11)	39,967	*
Susan Wyant, Ph.D.(12)	19,167	*
All officers and directors as a group (9 persons)(13)	2,432,199	3.3%

*	Represents less than 1% of the outstanding shares of Aastrom’s common stock.

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.

(2)	Unless otherwise provided, the address for each beneficial owner is 24 Frank Lloyd Wright Drive, Ann Arbor, MI 48105.

(3)	Calculated on the basis of 71,244,315 shares of common stock outstanding as of August 31, 2003, except that shares of common stock underlying options exercisable within 60 days of August 31, 2003 are deemed to be outstanding for purposes of calculating ownership of securities of the holders of such options.

(4)	Includes 1,529,500 shares issuable upon exercise of options held by Dr. Armstrong that are exercisable within the 60-day period following August 31, 2003. Also includes 46,000 shares held in trusts in which Dr. Armstrong is a co-trustee; Dr. Armstrong disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(5)	Includes 176,083 shares issuable upon exercise of options held by Mr. Hampson that are exercisable within the 60-day period following August 31, 2003.

(6)	Includes 70,313 shares issuable upon exercise of options held by Dr. Wolff that are exercisable within the 60-day period following August 31, 2003.

(7)	Includes 46,750 shares issuable upon exercise of options held by Mr. Wright that are exercisable within the 60-day period following August 31, 2003.

(8)	Includes 0 shares issuable upon exercise of options held by Mr. Bard that are exercisable within the 60-day period following August 31, 2003.

(9)	Includes 44,167 shares issuable upon exercise of options held by Ms. Campbell that are exercisable within the 60-day period following August 31, 2003. Also includes 427 shares of common stock held collectively with Enterprise Management, Inc. and Enterprise Ventures, Limited Partnership, which Ms. Campbell is an executive officer or partner of Ms. Campbell disclaims beneficial ownership of all such shares except to the extent of her pecuniary interest therein.

(10)	Includes 41,354 shares issuable upon exercise of options held by Mr. Staubitz that are exercisable within the 60-day period following August 31, 2003.

(11)	Includes 39,167 shares issuable upon exercise of options held by Mr. Taylor that are exercisable within the 60-day period following August 31, 2003.

(12)	Includes 19,167 shares issuable upon exercise of options held by Dr. Wyant that are exercisable within the 60-day period following August 31, 2003.

(13)	Includes 1,966,501 shares issuable upon exercise of options that are exercisable within the 60-day period following August 31, 2003.

EXECUTIVE COMPENSATION AND OTHER MATTERS

      The following table sets forth information for the fiscal years ended June 30, 2001, 2002 and 2003 concerning the compensation of the Chief Executive Officer of Aastrom and each of Aastrom’s other executive officers (Named Executive Officers) as of June 30, 2003, whose total salary and bonus for the year ended June 30, 2003, exceeded $100,000 for services rendered in all capacities to Aastrom.

Summary Compensation Table

				Long Term
				Compensation
				Awards

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation

R. Douglas Armstrong, Ph.D.	2003	$280,500	—	700,000	$14,025	(1)
President and Chief Executive Officer,	2002	$275,000	$87,500	1,175,000	$21,682	(1)
Chairman of the Board of Directors	2001	$250,000	—	500,000	—

Alan M. Wright(2)	2003	$181,818	—	120,000	—
Senior Vice President Administrative and Financial Operations, Chief Financial Officer, Secretary and Treasurer

Brian S. Hampson	2003	$165,000	—	25,000	—
Vice President Product Development	2002	$150,000	—	60,000	—
	2001	$127,083	$44,000	100,000	—

Robert J. Bard, J.D., R.A.C.(3)	2003	$126,250	—	100,000	—
Vice President Quality Systems and
Regulatory Affairs

Steven N. Wolff, M.D.(4)	2003	$210,000	—	25,000	—
Vice President Medical Research	2002	$210,000	—	25,000	—
	2001	$48,125	—	100,000	—

(1)	Consists of vacation pay.

(2)	Mr. Wright joined the Company in August 2002.

(3)	Mr. Bard joined the Company in October 2002.

(4)	Dr. Wolff joined the Company in April 2001.

Stock Options Granted in Fiscal 2003

      The following table provides information with respect to stock option grants to the Named Executive Officers during the fiscal year ended June 30, 2003.

Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term(1)
	Options	Employees	Price Per	Expiration
Name	Granted(2)	in 2003	Share(2)	Date	5%	10%

R. Douglas Armstrong, Ph.D.	200,000	16.34%	$.38	08/22/12	$123,796	$197,124
	500,000 (3)	40.86%	$.40	04/25/13	$325,779	$518,748
Alan M. Wright	120,000	9.81%	$.38	08/22/12	$74,278	$118,275
Brian S. Hampson	25,000	2.04%	$.38	08/22/12	$15,474	$24,641
Robert J. Bard, J.D., R.A.C	100,000	8.17%	$.31	11/14/12	$50,496	$80,406
Steven N. Wolff, M.D.	25,000	2.04%	$.42	06/14/13	$17,103	$27,234

(1)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with the Securities and Exchange Commission’s rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)	Each of these options was granted under Aastrom’s Amended and Restated 1992 Incentive and Non-Qualified Stock Option Plan or the 2001 Stock Option Plan (Option Plan) at an exercise price equal to the fair market value of the common stock on the date of grant.

(3)	Each of these options was granted with vesting dependent upon the attainment of certain business objectives. Subsequently, on September 19, 2003, 300,000 options were vested and the remainder cancelled.

Options Exercises and Fiscal 2003 Year End Values

      The following table provides information with respect to unexercised options held as of June 30, 2003, by the Named Executive Officers. None of the Named Executive Officers exercised any stock options during the fiscal year ended June 30, 2003.

Aggregated Option Exercises

And Fiscal Year-End Option Values

	Number of Shares		Value of Unexercised
	Underlying Unexercised		In-the-Money Options
	Options at June 30, 2003		at June 30, 2003(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

R. Douglas Armstrong, Ph.D.	1,137,313	1,554,687	$52,701	$431,000
Alan M. Wright	16,750	120,000	$200	$75,600
Brian S. Hampson	182,333	75,000	$18,078	—
Robert J. Bard, J.D., R.A.C	—	100,000	—	$70,000
Steven N. Wolff, M.D.	56,250	93,750	$15,188	$36,313

(1)	The value of “in-the-money” stock options represents the difference between the exercise price of such options and the fair market value of $1.01 per share of common stock as of June 30, 2003, the closing price of the common stock reported on the Nasdaq SmallCap Market on such date.

Employment Contracts and Termination of Employment and Change of Control Arrangements

      Aastrom entered into employment agreements with no defined length of employment Robert J. Bard, Brian S. Hampson, Dr. Steven Wolff and Alan M. Wright in October 2002, July 1993, February 2001 and July 2002, respectively. Pursuant to these agreements, Aastrom agreed to pay Messrs. Bard, Hampson, Wolff and Wright annual base salaries of $180,000, $70,000, $210,000 and $200,000, respectively, which base salaries have been increased and are subject to periodic review and adjustment. Pursuant to the terms of the foregoing employment agreements, either party may generally terminate the employment relationship without cause at any time upon 14 days prior written notice to the other party or immediately with cause upon notice. Aastrom has also entered into an Indemnification Agreement with certain of its directors, officers and other key personnel.

      In the event of a transfer of control of Aastrom, as defined under the Option Plan, Aastrom must cause any successor corporation to assume the options or substitute similar options for outstanding options or continue such options in effect. In the event that any successor to Aastrom in a merger, consolidation or dissolution will not assume the options or substitute similar options, then the options become exercisable in full and such options will be terminated if not exercised prior to such merger, consolidation or dissolution. The vesting of certain options granted to executive officers of Aastrom accelerates if such officer is terminated following a transfer of control.

      Options granted under Aastrom’s 1996 Outside Directors Stock Option Plan (Directors Plan) contain provisions pursuant to which all outstanding options granted under the Directors Plan will become fully vested and immediately exercisable upon a “transfer of control,” as defined under the Directors Plan.

      Aastrom is a party to an Executive Retention and Severance Agreement with Dr. Armstrong. Under the terms of this agreement, in the event of Dr. Armstrong’s termination upon a change of control, he will be entitled to receive a lump sum severance payment of the maximum amount which, when added to other compensation and benefits treated as parachute payments under the Internal Revenue Code, does not result in any compensation or benefit becoming subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code. Upon any termination of Dr. Armstrong’s employment (other than for cause), Aastrom will be required to reimburse him for his costs (incurred within one year of termination of employment) for relocating to any other location in the United States, up to a maximum of $50,000. Aastrom has also agreed to provided Dr. Armstrong with a severance payment equal to 18 months of his then current salary should he be terminated for any reason (other than for cause).

      Aastrom is a party to Retention Bonus Agreements with each of Messrs. Hampson and Wright, that provide for a lump sum severance payment equal to six times each employee’s then current monthly salary. These agreements also provide for retention bonus payments equal to six times each employee’s then current monthly salary upon the one-year anniversary of an Acquisition or Merger Transaction, as defined, provided that the employee remains employed during such one-year period. The employee is entitled to the retention bonus in the event of their termination (other than for cause), during such one-year period. Mr. Hampson is also party to a Relocation Bonus Agreement with Aastrom. Upon a Merger Transaction, as defined, that requires more than a 50-mile relocation of the employee’s place of employment, a lump sum payment equal to six times each employee’s then current monthly salary may be paid upon the one year anniversary of employee’s relocation, provided that they remain employed by Aastrom.

      Aastrom is party to Pay to Stay Severance Agreements that were executed in October 1999 with certain employees including, Dr. Armstrong and Mr. Hampson. Pursuant to these agreements, an Incentive Sale Bonus, as defined, may become payable in the event that Aastrom sells its assets or participates in a merger or acquisition transaction. Any employee who voluntarily terminates their employment with Aastrom prior to substantial completion of such a transaction will forego their participation in the Incentive Bonus Pool, with their share of the pool being allocated to the remaining participants.

Compensation of Directors

      Effective February 12, 2003, each non-employee director of Aastrom receives an annual fee of $10,000 paid in equal quarterly cash payments and a $500 cash payment for each formal committee meeting attended in person or telephonically. In addition, the chairperson for each standing committee receives an annual fee of $5,000 paid in equal quarterly cash payments. Prior to February 12, 2003, each non-employee director of Aastrom received an annual fee of $10,000 paid in equal quarterly cash payments and a $500 cash payment for each formal committee meeting attended in person or telephonically. Directors also receive reimbursement for expenses incurred in attending each Board of Directors and committee meeting. Aastrom’s Directors Plan currently provides for the initial automatic grant of an option to purchase 10,000 shares of Aastrom’s common stock to each outside director of Aastrom upon initial appointment or election to the Board of Directors, and subsequent grants to each outside director of an option to purchase 10,000 shares of common stock on the date of each Annual Meeting of Shareholders, provided the outside director continues to serve in that capacity and has so served for at least six months.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      No member of the Compensation Committee is an officer or employee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Aastrom’s executive officers, directors and persons who beneficially own more than 10% of Aastrom’s common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (SEC). Such persons are required by SEC regulations to furnish Aastrom with copies of all Section 16(a) forms filed by such persons.

      Based solely on Aastrom’s review of such forms furnished to it and written representations from certain reporting persons, Aastrom believes that all filing requirements applicable to its executive officers, directors and more than 10% shareholders were complied with, except for Mr. Staubitz who filed late one of the forms required to be filed under Section 16(a).

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation Committee in the fiscal year 2003 was composed of two members of Aastrom’s Board of Directors and the Compensation Committee held four meetings in the fiscal year 2003. The Compensation Committee is now composed of all non-employee members of Aastrom’s Board of Directors. The members of the Compensation Committee were Joseph A. Taylor and Mary L. Campbell.

      In fiscal year 2003, the Compensation Committee was responsible for setting and administering the policies governing annual compensation of the executive officers of Aastrom. These policies are based upon the philosophy that Aastrom’s long-term success is best achieved through recruitment and retention of the best people possible. The Compensation Committee applied this philosophy in determining compensation for Aastrom’s executive officers in three areas: salary, bonuses and stock options.

      Salary. Aastrom strives to offer salaries to its executive officers that are competitive in its industry and in its geographic region for similar positions requiring similar qualifications. In determining executive officers’ salaries, the Compensation Committee considers salary surveys of companies in similar industries, and of similar size and geographic location. Companies selected for salary comparisons are not necessarily the same companies used to compare stock performance in the chart under the heading “Comparison of Shareholder Return.”

      The Compensation Committee evaluates the performance and sets the salary of Aastrom’s Chief Executive Officer, Dr. Armstrong, on an annual basis. Dr. Armstrong evaluates the performance of all other executive officers, and recommends salary adjustments, which are subject to review and approval by the Compensation Committee. Performance evaluations for individual executive officers are based on individual goals. For Dr. Armstrong, these goals are set by the Compensation Committee and, for all other officers, these goals are set by Dr. Armstrong. The goals of executive officers are based on their individual management responsibilities. In addition to reviewing the results of the performance evaluations and information concerning competitive salaries, the Compensation Committee and Dr. Armstrong consider the financial condition of Aastrom in evaluating salary adjustments. The salaries are evaluated by the Compensation Committee, with each member using his or her personal judgment and subjective factors to assess performance.

      Bonuses. Aastrom seeks to provide additional incentives and rewards to executives who make contributions of outstanding value to Aastrom. For this reason, Aastrom may award incentive compensation, which can comprise a substantial portion of the total compensation of executive officers when earned and paid. Cash bonuses are based on a subjective evaluation of performance and existing salary, rather than a specific formula.

      Stock Options. The Compensation Committee believes that employee equity ownership provides significant additional incentive to executive officers to maximize value for Aastrom’s shareholders, and therefore makes periodic grants of stock options under Aastrom’s Option Plan. Such options are granted at the prevailing market price, and will only have value if Aastrom’s stock price increases over the exercise price. Therefore, the Compensation Committee believes that stock options serve to align the interest of executive officers closely with other shareholders because of the direct benefit executive officers receive through improved stock performance.

      After the fiscal year ended June 30, 2003, the Compensation Committee met to review the options held by the executive officers of Aastrom. Following this review, the Compensation Committee granted options to four of the executive officers of Aastrom: Dr. Armstrong, President and Chief Executive Officer, Mr. Bard, Vice President Regulatory Affairs and Quality Systems, Mr. Hampson, Vice President Product Development and Mr. Wright, Senior Vice President Administrative and Financial Operations and Chief Financial Officer. The Compensation Committee granted 200,000 additional options to Dr. Armstrong, 20,000 additional options to Mr. Bard, 69,000 additional options to Mr. Hampson and 84,000 additional options to Mr. Wright. Details of these grants will be included in the compensation report for fiscal year ending June 30, 2004.

      In fiscal year 2003, the Compensation Committee made determinations concerning the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Option grants were based upon relative position and responsibilities of each executive officer, historical and expected contributions of each officer to Aastrom, and previous option grants to such executive officers. Options were granted with a goal to provide competitive equity compensation for executive officers compared to executive officers of similar rank in companies of Aastrom’s industry, geographic location and size. Generally, option grants vest over four years, although the board may at its discretion grant options with shorter vesting schedules or that vest immediately. Option grants for fiscal year 2003 are set forth in the table entitled “Option Grants in Last Fiscal Year” in the section entitled “Executive Compensation and Other Matters.”

COMPENSATION COMMITTEE

Joseph A. Taylor (Chairman)

Mary L. Campbell

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee oversees Aastrom’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

      The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. For the fiscal year 2003, the members of the Audit Committee were Mary L. Campbell, Arthur F. Staubitz and Joseph A. Taylor, and the Audit Committee held seven meetings in the fiscal year 2003. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

      The Committee has discussed and reviewed with the auditors all matters required to be discussed Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP audit, the results of its examinations, its evaluations of Aastrom’s internal controls and the overall quality of its financial reporting.

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Aastrom that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

      Based on the review and discussions referred to above, the committee recommended to the Board of Directors that Aastrom’s audited financial statements be included in Aastrom’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

AUDIT COMMITTEE

Mary L. Campbell (Chairperson)

Arthur F. Staubitz
Joseph A. Taylor

REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

      The Corporate Governance and Nominating Committee consists of three or more directors, each of whom is required to meet applicable independence and experience criteria established by the SEC and The Nasdaq Stock Market. For the fiscal year ended June 30, 2003, the members of the Corporate Governance and Nominating Committee were Arthur F. Staubitz (Chairman), Mary L. Campbell and Susan Wyant. The Corporate Governance and Nominating Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix C.

      The primary responsibilities of the Corporate Governance and Nominating Committee are to (i) identify, review and evaluate individuals qualified to become Board members; (ii) recommend nominees to the Board and to each Committee of the Board; (iii) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and monitor compliance with them; and (iv) assist the Board in its reviews of the performance of the Board and each Committee.

      The Corporate Governance and Nominating Committee was established during the fiscal year ended June 30, 2003. Since its formation, the Corporate Governance and Nominating Committee has met three times. At those meetings the Committee identified desired Board skills and attributes, reviewed potential candidates for the Board and periodically assessed the Company’s compliance with applicable listing requirements of The Nasdaq Stock Market. The Corporate Governance and Nominating Committee has also developed and assisted in the implementation of various corporate governance policies and procedures. In that regard, the Corporate Governance and Nominating Committee developed and implemented a Code of Conduct and a Code of Ethics for Senior Financial Officers, as well as establishing policies and procedures for the Company’s Disclosure Committee. The Corporate Governance and Nominating Committee also established procedures for confidential submission of claims or situations reported pursuant to the Company’s “whistle blowing” policy, including establishing a confidential telephone mailbox for anyone to call to raise an issue. The Committee has monitored that mailbox since it’s establishment and there have been no calls received. Then the Committee has also reviewed compliance with Company policies regarding trading in Aastrom’s shares by officers, directors and senior management personnel. The Corporate Governance and Nominating Committee intends to assist the Board in its annual self-evaluation, as well as the evaluation of the performance of other committees, during the first part of the current fiscal year.

CORPORATE GOVERNANCE AND NOMINATING

COMMITTEE

Arthur F. Staubitz (Chairman)

Mary L. Campbell
Susan Wyant

COMPARISON OF SHAREHOLDER RETURN

      Set forth below is a line graph comparing changes in the cumulative total return on Aastrom’s common stock, a broad market index (the Nasdaq Stock Market-U.S. Index (Nasdaq Index)) and an industry index (those companies that selected the same first three digits of their primary Standard Industrial Classification Code Number as Aastrom, 283, and have a market capitalization of less than $200 million (Industry Index)) for the period commencing on June 30, 1998 and ending on June 30, 2003.

Comparison of Cumulative Total Return From June 30, 1998 through June 30, 2003 (1)

Aastrom Biosciences, Inc., Industry Index and Nasdaq Index

Aastrom/Index	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03

Aastrom	$100.0	$33.33	$64.16	$38.40	$9.87	$26.93
Nasdaq Index	100.0	143.67	212.43	115.46	78.65	87.33
Industry Index	100.0	61.49	116.94	77.92	32.33	30.41

(1)	Assumes that $100.00 was invested on June 30, 1998 in Aastrom’s common stock and each index, and that all dividends were reinvested. No cash dividends have been declared on Aastrom’s common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

SHAREHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

      Under Aastrom’s bylaws, in order for business to be properly brought before a meeting by a shareholder, such shareholder must have given timely notice thereof in writing to the Secretary of Aastrom. To be timely, such notice must be received at Aastrom’s principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date Aastrom’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders, except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year’s proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

      Proposals of shareholders intended to be presented at the next annual meeting of the shareholders of Aastrom must be received by Aastrom at its offices at 24 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48105, no later than June 16, 2004. Such shareholder proposals may also be included in Aastrom’s proxy statement if they satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

TRANSACTION OF OTHER BUSINESS

      At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

R. DOUGLAS ARMSTRONG, PH.D.
President and Chief Executive Officer
Chairman, Board of Directors

October 14, 2003

APPENDIX A

AASTROM BIOSCIENCES, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.     Statement of Policy

      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Aastrom Biosciences, Inc. (the “Company”), and the manner in which those responsibilities shall be performed, including the structure, processes, and membership requirements.

      The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public and on the Company’s compliance with legal and regulatory requirements, (ii) the Company’s systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company’s auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Company’s financial policies, procedures and practices at all levels.

      The Committee’s primary duties and responsibilities are to:

•	Retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit services and non-audit services. In all events, it is the Audit Committee that has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s outside auditors (or to nominate outside auditors for shareholder approval).

•	Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters.

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Provide an open avenue of communication among the outside auditors, financial and senior management, and the Board.

II.     Organization and Membership Requirements

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall not be considered independent if, among other things, such Director:

•	is an employee of the Company or its affiliates or has been employed by the Company or its affiliates within the past three years;

•	is a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

•	has received any compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service), retirement plan benefits or non-discretionary compensation;

•	has been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed 5% of the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

•	is an executive of another corporation on whose Compensation Committee any of the Company’s current executives serves.

      All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual’s financial sophistication, including being or having been a chief executive, chief financial officer, or other senior officer with financial oversight responsibilities.

      The members of the Committee shall be appointed, and may be removed or replaced, by the Board. Unless the Board elects a chairperson, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may delegate duties or responsibilities to subcommittees or to one member of the Committee from time to time. A majority of the members shall represent a quorum of the Committee, and any action approved by at least a majority of the members shall represent the valid action of the Committee.

      The Committee shall have the authority to obtain such advice or assistance as it deems necessary, including from consultants, legal counsel, accounting or other advisors as needed to perform its duties hereunder, and to determined the terms, costs, fees for such engagements.

      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

III.     Meetings/ Reviews

      The Committee shall meet from time to time as it deems necessary, but not less frequently than quarterly, and may meet with management, directors and the independent auditor at any time it deems appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports consistent with Section IV.A.5 below. The Committee shall maintain written minutes of its meetings.

IV.     Committee Authority and Responsibilities

      To fulfill its responsibilities and duties the Committee shall:

A. Documents/ Reports to Review

1. Review and reassess the adequacy of this Charter as appropriate, and recommend any proposed changes to the Board for approval.

2. Review the organization’s annual audited financial statements and, at the Committee’s discretion, any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the outside auditors.

3. Review the regular Management Letter prepared by the outside auditors and management’s response.

4. Review related party transactions for potential conflicts of interests.

5. Review the financial statements with financial management and the outside auditors prior to the filing of the Company’s Form 10-K and prior to filing the Company’s Form 10-Qs to the extent considered necessary by the Committee and Board. These reviews should include a discussion of the outside auditor’s judgment of the quality of the Company’s accounting and any uncorrected misstatements that were noted as a result of the auditor’s quarterly review.

6. Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

7. Prepare the Committee’s report required by the rules of the Securities Exchange Commission to be included in the Company’s annual proxy statement.

B. Independent Auditors

1. Select the outside auditors, considering independence and effectiveness.

2. Obtain from the outside auditors a formal written statement delineating all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

3. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

4. Obtain and review annually a report from the independent auditor describing (i) the auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

5. Evaluate annually the qualifications, performance and independence of the independent auditor, including whether the independent auditor’s quality-control procedures are adequate: review and evaluate the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors; and report to the Board on its conclusions, together with any recommendations for additional action.

6. Adopt a policy assuring the rotation, as required by law, of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

7. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement, provided that the Audit Committee may form and delegate to subcommittees of one or more members the authority to grant pre-approvals for audit and permitted non-audit services, which decisions of such subcommittees to grant any such pre-approvals shall be presented to the Audit Committee at its next scheduled meeting.

8. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information, and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

9. Review with the independent auditor, on a quarterly basis, the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

10. Periodically consult with the outside auditors out of the presence of management about internal controls and the accuracy of the Company’s financial statements.

11. Take appropriate steps to affirm, and reaffirm if required, the outside auditor’s ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders.

12. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

13. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

C. Financial Reporting Processes

1. In consultation with the outside auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

2. Consider the outside auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditors or management.

4. Review annually with management its assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”) and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or of the independent auditor’s report.

5. Review annually with management its evaluation of the Company’s procedures and controls (“Disclosure Controls”) designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the Securities and Exchange Commission for the filing of such reports, and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

D. Process Improvement

1. Review with management and the outside auditors any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

3. Review any disagreement among management and the outside auditors in connection with the preparation of the financial statements.

4. Review with the outside auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

5. Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments

6. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

E. Ethical and Legal Compliance

1. Ensure that management has set an appropriate corporate “tone” for quality financial reporting, sound business practices and ethical behavior.

2. Review and approve all related-party transactions, including reviewing each such transaction for potential conflicts of interest and other improprieties.

3. Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

4. Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

5. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

6. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

7. If necessary, initiate special investigations. If appropriate, hire special counsel or experts to assist the Committee.

APPENDIX B

AASTROM BIOSCIENCES, INC.

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I.     Purpose

      This Charter specifies the scope of the responsibilities of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Aastrom Biosciences, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Committee is to review and recommend to the Board the compensation and benefits for the Company’s executive officers and directors. In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee’s compensation philosophy as in effect from time to time.

      The Committee is also responsible for administering the Company’s Stock Option Plans and for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II.     Organization and Membership Requirements

      The Committee shall be comprised of at least two directors, each of whom shall meet the independence and experience criteria established by the Securities and Exchange Commission (“SEC”) and the Exchange on which the Company’s stock is listed (“Exchange”).

      The Members of the Committee shall be appointed, and may be removed or replaced, by the Board. Unless the Board elects a chairperson, the member of the Committee may designate a chairperson by majority vote of the full Committee membership. The Committee may delegate duties or responsibilities to subcommittees or to one member of the Committee from time to time.

      A majority of the members shall represent a quorum of the Committee, and any action approved by at least a majority of the members shall represent the valid action of the Committee.

      The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate, to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any consulting firm used to evaluate director, CEO or executive compensation, and to determine and approve the terms of engagement, the fees and the costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to perform its duties hereunder shall be borne by the Company.

III.     Meetings

      The Committee shall meet from time to time as it deems necessary, but not less frequently than once a year, to review the compensation of the executive officers, and directors and to fulfill its responsibilities hereunder, and may meet with management and directors at any time it deems appropriate to discuss any meetings before the Committee. The Committee shall record minutes of the proceedings of all meetings.

B-1

IV.     Committee Authority and Responsibilities

      To fulfill its responsibilities and duties, the Committee shall:

1. Develop and make recommendations to the Board on at least an annual basis, for Board decision and approval, the compensation package for the Company’s CEO including base salary, stock options, performance goals, and other compensation.

2. Discuss annual performance objectives and goals relevant to compensation with the Chief Executive Officer, and evaluate the performance of the Chief Executive Officer in light of these goals and objectives.

3. Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

4. Make recommendations to the Board regarding incentive-based or equity-based compensation plans in which the Company’s officers and employees participate.

5. On an annual basis, at least one member of the committee shall meet with individual company executives for input on general management and operational activities.

6. Approve all guidelines for employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to all employees.

7. Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors, relative to comparable companies in the Company’s industry.

8. Develop and make recommendations to the Board on at least an annual basis, for Board decision and approval, the compensation package for the Company’s Executive Officers, including base salary, stock options and other compensation.

9. Review and approve all grants of Incentive-based or Equity-based grants for compensation and all grants of Stock Options (other than those specifically designated for approval by the full Board).

10. Review and propose to the Board from time to time changes in director compensation.

11. Review and report to Board of Directors on any executive terminations (voluntary or involuntary).

12. Perform such other activities consistent with this Charter, the Company’s By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

13. Review and reassess the adequacy of this Charter as appropriate, and recommend any proposed changes to the Board for approval.

14. Review and evaluate the Committee’s own performance on an annual basis.

B-2

APPENDIX C

AASTROM BIOSCIENCES, INC.

CHARTER OF

THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

I.     Statement of Policy

      This Charter specifies the scope of the responsibilities of the Corporate Governance and Nominating Committee of the Board of Directors (the “Board”) of Aastrom Biosciences, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary responsibilities of the Committee are to (i) identify, review and evaluate individuals qualified to become Board members; (ii) recommend nominees to the Board and to each committee of the Board; (iii) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and monitor compliance with them, and (iv) assist the Board in its annual reviews of the performance of the Board, and each committee.

II.     Organization and Membership Requirements

      The Committee shall be comprised of three or more directors, each of whom shall meet the independence and experience criteria established by the Securities and Exchange Commission (“SEC”) and the Exchange on which the Company’s stock is listed (“Exchange”).

      The members of the Committee shall be appointed, and may be removed or replaced, by the Board. Unless the Board elects a chairperson, the members of the Committee may designate a chairperson by majority vote of the full Committee membership. The Committee may delegate duties or responsibilities to subcommittees or to one member of the Committee from time to time.

      A majority of the members shall represent a quorum of the Committee, and any action approved by at least a majority of the members shall represent the valid action of the Committee.

      The Committee shall have the authority to obtain such advice or assistance as it deems necessary, including from consultants, legal counsel, accounting or other advisors as needed to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to perform its duties hereunder shall be borne by the Company.

III.     Meetings

      The Committee shall meet from time to time as it deems necessary to fulfill its responsibilities hereunder, and may meet with management and directors at any time it deems appropriate to discuss any matters before the Committee. The Committee shall record minutes of the proceedings of all meetings.

C-1

IV.     Committee Authority and Responsibilities

      To fulfill its responsibilities and duties hereunder, the Nominating and Corporate Governance Committee shall:

Nominating Functions

      1) Evaluate the current composition, organization and governance of the Board of Directors and its Committees, determine requirements for directors and director candidates and make recommendations to the Board for approval.

      2) Determine the Board’s criteria for directors, including desired board skills and attributes, and actively seek prospective individuals qualified to become board members.

      3) Evaluate and propose nominations for election to the Board.

      4) Review and make recommendations to the Board concerning director tenure, rotation, and retirement policies.

Corporate Governance

      1) Develop, review, assess for Board approval, and recommend for Board approval, any proposed changes to the corporate governance principles applicable to the Company. Such principles shall cover, at a minimum, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

      2) Adopt and approve a Code of Business Conduct that meets the requirements of the SEC and Exchange and emphasizes the need for officers and directors to act honestly, in good faith and in the Company’s best interests, and adopt procedures for monitoring and enforcing compliance with the Code of Business Conduct.

      3) Review and monitor compliance with the Company’s Code of Business Conduct, including, policies concerning conflicts of interest and related party transactions.

      4) Review and monitor compliance with the Company’s insider trading policy.

      5) Review, at least annually, the Company’s compliance with the relevant stock exchange’s corporate governance listing requirements, and report to the Board regarding the same.

      6) Assist the Board in its self-evaluation, on an annual basis, to determine whether it is functioning effectively.

      7) Review and Evaluate the Committee’s own performance on an annual basis.

      8) Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

      9) Assist in the orientation of new directors and outline corporate governance-related continuing education for all Board members.

      10) Review and recommend to the Board for approval changes to the Company’s bylaws as needed.

      11) Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

C-2

APPENDIX D

AASTROM BIOSCIENCES, INC.

2001 STOCK OPTION PLAN

1.	Establishment, Purpose and Term of Plan.

      1.1     Establishment. The Aastrom Biosciences, Inc. 2001 Stock Option Plan (the “Plan”) was established effective as of November 14, 2001 (the “Effective Date”), and is hereby amended effective as of November 12, 2003.

      1.2     Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

      1.3     Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.	Definitions and Construction.

      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means Aastrom Biosciences, Inc., a Michigan corporation, or any successor corporation thereto.

(e) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

(f) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(g) “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

(h) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the value of a share of Stock determined as follows:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(k) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(l) “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(m) “Nonemployee Director” means a Director of the Company who is not an Employee.

(n) “Nonemployee Director Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) granted to a Nonemployee Director pursuant to the terms and conditions of Section 7. Nonemployee Director Options shall be Nonstatutory Stock Options.

(o) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(p) “Officer” means any person designated by the Board as an officer of the Company.

(q) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(r) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restriction of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

(s) “Optionee” means a person who has been granted one or more Options.

(t) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(u) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(v) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(w) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(x) “Section 162(m)” means Section 162(m) of the Code.

(y) “Securities Act” means the Securities Act of 1933, as amended.

(z) “Service” means the Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, the Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(aa) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(bb) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(cc) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

      2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

      3.1     Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

      3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

      3.3     Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

      3.4     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

      3.5     Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

      3.6     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject to Plan.

      4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million one hundred thousand (4,100,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than four million one hundred thousand (4,100,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”).

      4.2     Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in Section 5.4, in the automatic Nonemployee Director Option grant provisions set forth in Section 7.1 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.	Eligibility and Option Limitations.

      5.1     Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

      5.2     Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1. Nonemployee Director Options shall be granted only to a person who at the time of grant is a Nonemployee Director.

      5.3     Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a lower limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

      5.4     Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, no Employee or prospective Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) shares (the “Section 162(m) Grant Limit”). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

6.	Terms and Conditions of Options.

      Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and, except as otherwise provided in Section 7 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

      6.1     Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

      6.2     Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. In addition, unless otherwise specified by the Board, shares subject to any Option granted hereunder shall vest, subject to the Optionee’s continued Service, as follows:  1/4 of the shares subject to the Option will vest one (1) year after the vesting commencement date, and thereafter,  1/16 of the shares subject to the Option will vest for each full three (3) months of Service.

      6.3     Payment of Exercise Price.

      (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the

Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

      6.4     Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

      6.5     Effect of Termination of Service.

      (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

(i) Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(iii) Other Termination of Service. If the Optionee’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

      (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

      (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

7.	Terms and Conditions of Nonemployee Director Options.

      Nonemployee Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

      7.1     Automatic Grant. Subject to execution by a Nonemployee Director of an appropriate Option Agreement, Nonemployee Director Options shall be granted automatically and without further action of the Board, as follows:

(a) Initial Option. Each person who first becomes a Nonemployee Director after the Effective Date shall be granted on the date he or she first becomes a Nonemployee Director a Nonemployee Director Option to purchase ten thousand (10,000) shares of Stock (an “Initial Option”). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director who previously did not qualify as a Nonemployee Director but subsequently becomes a Nonemployee Director as a result of the termination of his or her status as an Employee.

(b) Annual Option. Each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted on the date immediately following each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”) an Option to purchase ten thousand (10,000) shares of Stock (an “Annual Option”). Notwithstanding the foregoing, a Nonemployee Director who received an Initial Option on, or within a period of six (6) months prior to, the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section with respect to the same Annual Meeting.

(c) Right to Decline Nonemployee Director Option. Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to Section 7.1(a) or (b), as the case may be.

      7.2     Exercise Price. The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date of grant of the Nonemployee Director Option.

      7.3     Exercisability and Term of Nonemployee Director Options.

      (a) Exercisability. Except as otherwise provided in the Plan or in the Option Agreement evidencing such Option, a Nonemployee Director Option shall vest and become exercisable in twelve (12) substantially equal monthly installments following the date of grant, provided that the Optionee’s Service has not terminated prior to the relevant date. In addition, any unexercisable or unvested portion of a Nonemployee Director Option will become vested and exercisable in full as of the date ten (10) days prior to the date of a Change in Control which occurs prior to the termination of the Optionee’s Service. Any vesting or exercise of the Option that was permitted solely by reason of the preceding sentence shall be conditioned upon the consummation of the Change in Control.

      (b) Term. Each Nonemployee Director Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of such Nonemployee Director Option, unless earlier terminated pursuant to the terms of the Plan or the Option Agreement. In the event of the Optionee’s termination of Service, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative, guardian or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the expiration of six (6) months after the date on which the Optionee’s Service terminated (twelve (12) months if such termination was due to death or Disability), but in any event no later than the Option Expiration Date. In addition, the post-termination exercise periods described in the preceding sentence shall be extended in accordance with Section 6.5(b) and (c), if applicable.

8.	Standard Forms of Option Agreement.

      8.1     Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

      8.2     Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

9.	Change in Control.

      9.1     Definitions.

      (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the Stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

      (b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the Stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 9.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

      9.2     Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Optionee, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. Except as otherwise provided in an Option Agreement, in the event the Acquiring Corporation elects not to assume the Company’s rights or obligations under the Option or substitute for the Option in connection with the Change in Control, and provided that the Optionee’s Service has not terminated prior to such date, any unexercised portion of the Option shall be immediately exercisable and vested in full as of ten (10) days prior to the date of the Change in Control. Any vesting or exercise of the Option that was permissible solely by reason of this Section 9.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

10.	Provision of Information.

      Each Optionee shall be given access to information concerning the company equivalent to that information generally made available to the Company’s common stockholders.

11.	Transferability of Options.

      During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of the descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

12.	Compliance with Securities Law.

      The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.	Termination or Amendment of Plan.

      The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s Stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

PROXY

AASTROM BIOSCIENCES, INC.

Proxy for the Annual Meeting of Shareholders
Solicited by the Board of Directors

     The undersigned hereby appoints R. Douglas Armstrong and Alan M. Wright, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock of Aastrom Biosciences, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn North Campus, Ann Arbor, Michigan on Wednesday, November 12, 2003 at 8:30 a.m., and at any adjournment thereof (i) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposal 1, proposal 2, proposal 3 and proposal 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

    A vote FOR the following proposals is recommended by the Board of Directors:

1.	ELECTION OF DIRECTORS

Nominee: R. Douglas Armstrong	☐ FOR	☐ WITHHELD
Nominee: Joseph A. Taylor	☐ FOR	☐ WITHHELD

2.	To approve the amendment to the 2001 Stock Option Plan to increase the total share reserve to 4,100,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To authorize the Company’s Board of Directors to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock up to 250,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the year ending June 30, 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐	Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased shareholder should give their title. Please date the Proxy.

Signature(s)	Date: